SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           Schroder Asian Growth Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------
        5) Total fee paid:

        ------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1) Amount Previously Paid:
                                  ----------------------------------------------
        2) Form, Schedule or Registration Statement No.:
                                                        ------------------------
        3) Filing Party:
                        --------------------------------------------------------
        4) Date Filed:
                      ----------------------------------------------------------

                           SCHRODER ASIAN GROWTH FUND, INC.
                                  787 Seventh Avenue
                               New York, New York 10019

                     NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 15, 1996

TO THE STOCKHOLDERS OF
SCHRODER ASIAN GROWTH FUND, INC.:

               Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of Schroder Asian Growth Fund, Inc. (the "Fund") will be held at 787 Seventh Avenue, Fourth Floor Auditorium, New York, New York 10019 on Wednesday, May 15, 1996, at 2:30 p.m. for the following purposes:

               (1) To elect two Directors of the Fund to hold office for a three-year term or until their respective successors are elected and qualify;

               (2) To consider and act upon a proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the Fund for its fiscal year ending October 31, 1996;

               (3) To approve an amendment to the investment advisory agreement between the Fund and Schroder Capital Management International Inc. in order to provide for a reduction in the advisory fee once the Fund exceeds $300 million in net assets; and

               (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

               The Board of Directors of the Fund has fixed the close of business on March 21, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.

               You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Your vote is important. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                            By Order of the Board of Directors

                                            Margaret H. Douglas-Hamilton
                                                        Secretary

New York, New York
Dated:  March    , 1996

                         [This page intentionally left blank.]

                                    PROXY STATEMENT

                           SCHRODER ASIAN GROWTH FUND, INC.
                                  787 Seventh Avenue
                               New York, New York 10019

                          1996 ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 15, 1996


                                     INTRODUCTION

               This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Schroder Asian Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at 787 Seventh Avenue, Fourth Floor Auditorium, New York, New York 10019, on Wednesday, May 15, 1996, at 2:30 p.m. The approximate mailing date of this Proxy Statement is March ___, 1996.

               The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

               All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. In the absence of instructions to the contrary, proxies will be voted as recommended by the Board of Directors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above, by properly executing and delivering a later dated proxy, or by voting in person at the Meeting.

               The Board of Directors has fixed the close of business on March 21, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders will be entitled to one vote for each share of Common Stock, par value $0.01 per share ("Common

Stock"), held on the record date, on each matter submitted to a vote at the Meeting, with no shares having cumulative voting rights.

               As of March 21, 1996, the Fund had outstanding 19,607,100 shares of Common Stock. To the knowledge of the management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares of Common Stock at such date.


                                 ELECTION OF DIRECTORS

               In the absence of contrary instructions, the persons named on the enclosed proxy card intend to vote all proxies in favor of the election of the two nominees listed below as Class I directors of the Fund to serve until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualify. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in any event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

               The Board of Directors is divided into three classes. At the 1995 Annual Meeting of Stockholders, Peter E. Guernsey and I. Peter Sedgwick were elected Class I directors for terms expiring at the 1996 Annual Meeting of Stockholders; John I. Howell and David M. Salisbury, Class II directors, for terms expiring at the 1997 Annual Meeting of Stockholders; and Laura E. Luckyn-Malone, William L. Means, and Madelon DeVoe Talley, Class III directors, for terms expiring at the 1998 Annual Meeting of Stockholders, or, in each case, until their successors are elected and qualify. Mr. Guernsey and Mr. Sedgwick have been nominated to continue to serve as Class I directors until the 1999 Annual Meeting of Stockholders.

               At each subsequent Annual Meeting of Stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding Annual Meeting of Stockholders subsequent to their election, or thereafter in each case until their successors are elected and qualify.

               The election of each person nominated as a director requires the affirmative vote of a plurality of all the votes cast at a meeting of the stockholders duly called and at which a quorum is present. Each share of Common Stock may be voted for as many individuals as there are directors to be elected. Abstentions and broker non-votes will be counted toward the presence of a quorum but will not count as votes cast and therefore will have no effect on the result of the vote. The Board of Directors recommends that stockholders vote FOR each nominee.

               The following table sets forth certain information concerning the directors of the Fund who have been nominated to continue to serve as Class I directors of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupations listed in the following table for more than five years, but not necessarily in the same capacity.

Class I Directors
Nominees to serve until the 1999 Annual Meeting of Stockholders:


                                                                                          Director of the     Shares of
                                                                                            Fund (which     Common Stock
                                                                                             commenced       of the Fund
                                           Principal Occupations                            operations      Beneficially
   Name, Age and Address                During Past Five Years and                           12/31/93)        Owned at
        of Nominee                          Public Directorships                               Since       March 21, 1996
   --------------------               ------------------------------                      ---------------  --------------
Peter E. Guernsey, 74       Since 1982, Trustee, Schroder Capital Funds and Schroder        11/16/93             None
  45 East 72nd St.          Capital Funds (Delaware) (the successor entities of Schroder
  Apartment 10A             Capital Funds, Inc.); since 1986, insurance consultant; prior
  N.Y., NY 10021            thereto, Senior Vice President, Marsh & McLennan, Inc.
  (2)                       (insurance brokers).

I. Peter Sedgwick*, 60      Chairman of the Fund; since 1995, Vice Chairman,                11/5/93              1,680
  (1), (4)                  Schroders plc; 1982-1995, Chairman and Director, Schroder
                            Capital Management International Inc.; 1989-1995,
                            Chairman and Director, Schroder Capital Management
                            International Ltd.; Director, Schroder Investment
                            Management Ltd. (Chief Executive 1985-1994);
                            Director, The Equitable Life Assurance Society,
                            Wertheim Schroder & Co. Inc. (broker-dealer);
                            1989-1995, Director, Church, Charity & Local
                            Authority Fund Managers, Schroder Personal Financial
                            Management Limited (investment advisers); Director,
                            various offshore investment funds for which an
                            affiliate of Schroders plc serves as investment
                            manager.

Continuing Directors
The following table sets forth certain information regarding the Class II and Class III directors, whose terms continue, in the case of the Class II directors, until the 1997 Annual Meeting of Stockholders and, in the case of the Class III directors, until the 1998 Annual Meeting of Stockholders.

Class II


                                                                                          Director of the     Shares of
                                                                                            Fund (which     Common Stock
                                                                                             commenced       of the Fund
                                           Principal Occupations                            operations      Beneficially
   Name, Age and Address                During Past Five Years and                           12/31/93)        Owned at
        of Nominee                          Public Directorships                               Since       March 21, 1996
   --------------------               ------------------------------                      ---------------  --------------
John I. Howell, 79          Since 1988, Trustee, Schroder Capital Funds and Schrode           11/16/93         1,000
  47 Mayfair Lane           Capital Funds (Delaware)  (the successor entities of Schroder
  Greenwich, CT 06831       Capital Funds, Inc.); Director, American International
  (2)                       Group; Director, American International Life Assurance
                            Company of New York; private consultant since 1987.

David M. Salisbury*, 44     Vice Chairman of the Fund; Chairman, Chief Executive and           11/5/93         1,650
  (1), (4)                  Director, Schroder Capital Management International Inc. and
                            Schroder Capital Management International Ltd.;
                            Director and Joint Chief Executive, Schroder
                            Investment Management Ltd. (investment adviser);
                            Chairman, Schroder Wertheim Investment Services
                            Inc.; Director, Dimensional Fund Advisers Inc.
                            (investment adviser) and DFA Securities Inc.
                            (broker-dealer); since 1995, Director, Schroder
                            Investment Management Europe Ltd.; 1991-1993,
                            Director, Schroder Korea Fund plc; 1989-1992,
                            Chairman and Director, Schroder Fund Advisors Inc.;
                            1984-1991, Director, Schroder Capital Funds, Inc.

Class III


                                                                                          Director of the     Shares of
                                                                                            Fund (which     Common Stock
                                                                                             commenced       of the Fund
                                           Principal Occupations                            operations      Beneficially
   Name, Age and Address                During Past Five Years and                           12/31/93)        Owned at
        of Nominee                          Public Directorships                               Since       March 21, 1996
   --------------------               ------------------------------                      ---------------  --------------
Laura E. Luckyn-Malone*, 43 President of the Fund; Managing Director and Director,             11/5/93         1,700
  (1), (3)                  Schroder Capital Management International Inc. and Schroder
                            Capital Management International Ltd. (investment advisers);
                            Director, Schroder Wertheim Investment Services, Inc.;
                            President, Schroder Wertheim Investment Services Trust;
                            since 1995, President and Trustee, Schroder Capital Funds
                            and Schroder Capital Funds (Delaware) (the successor entities of Schroder Capital Funds, Inc.); since 1994, President,
                            Director and Chairman, Schroder Fund Advisors Inc.
                            (broker-dealer).

William L. Means, 59        1983-1994, Chief Investment Officer, Alaska Permanent               2/10/95         1,000
  P.O. Box 20277            Fund Corporation; 1973-1983, Investment Officer, State of
  Juneau, AK 99802          Alaska, Department of Revenue, Treasury Division; 1960-
  (2)                       1973, Security Pacific National Bank.

Madelon DeVoe Talley, 64    Since 1986, Vice Chairman, W.P. Carey & Co. (asset                 11/16/93         1,000
  876 Park Avenue           manager); since 1987, Board Member and Trustee, Smith
  N.Y., NY 10028            Barney Equity Funds, Income Funds and Trak Fund (mutual
  (2)                       funds); since 1990, Director, Global Asset Management
                            Funds, Inc. (mutual fund); since 1993, Director, Alliance
                            Capital Management L.P. (investment adviser); Director,
                            Biocraft Laboratories (generic drugs); marketing consultant,
                            Three Cities Research (venture capital); since 1994, Director,
                            Laidlaw Covenant Fund (mutual fund); since 1995,
                            Commissioner, The Port Authority of New York and New
                            Jersey; 1988-1993, Trustee, New York State Teachers
                            Retirement System.

---------------
*       "Interested person," as defined by Section 2(a)(19) of the Investment Company Act of 1940, of the Fund.
(1)     Director, officer, employee or stockholder of Schroder Capital Management International Inc.
(2)     Member of Audit Committee and Nominating Committee of the Board of Directors.
(3)     Address:  Schroder Capital Management International Inc., 787 Seventh Avenue, New York, New York 10019
(4)     Address:  Schroder Capital Management International Inc., 33 Gutter Lane, London, England EC2V 8AS

               Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to recommend to the Board of Directors the firm of independent accountants to conduct the Fund's annual audit, as well as to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to recommend proposed nominees to serve as directors of the Fund.

               The Nominating Committee does not presently consider nominees recommended by stockholders. However, stockholders may nominate persons for election to the Board of Directors at an annual meeting of the Fund by delivering proper and timely notice thereof in writing to the Secretary of the Fund.

               During the fiscal year ended October 31, 1995, the Board of Directors held four meetings. Each then-incumbent director attended at least 75% of the total number of meetings of the Board of Directors and at least 75% of the total number of meetings of the committees on which they served. Mr. William
L. Means was elected to the Board of Directors on February 10, 1995 to fill the vacancy created by the resignation of Mr. Richard M. Furber, who resigned from the Board of Directors effective January 31, 1995. During the fiscal year ended October 31, 1995, the Audit Committee held two meetings and the Nominating Committee held one meeting.

               Compensation of Directors. Schroder Capital Management International Inc. ("SCMI"), the investment adviser to the Fund, pays all compensation of each director of the Fund who is affiliated with SCMI or any of its affiliates, including the Fund, except that the Fund bears the out-of-pocket expenses of such directors to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Fund pays each director not affiliated with SCMI an annual fee of $7,500 plus $500 per meeting attended, together with such director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $72,121 for the fiscal year ended October 31, 1995.

               The following table sets forth, for the periods indicated, the compensation paid by the Fund to its directors and certain officers and the aggregate compensation paid by all investment companies managed or advised by SCMI to the directors and such officers:

                                  Compensation Table
                          Fiscal Year Ended October 31, 1995

                                                           Pension or           Total Compensation
                                     Aggregate         Retirement Benefits           From Fund
                                   Compensation          Accrued As Part             Complex*
             Name                  From the Fund        of Fund Expenses         Paid to Directors
            ------                 -------------        ----------------         -----------------
Richard M. Furber+                    $2,875                  None                    $2,875
Peter E. Guernsey                    $11,500                  None                   $15,500
John I. Howell                       $11,500                  None                   $15,500
Laura E. Luckyn-Malone                 None                   None                     None
William L. Means+                     $8,625                  None                    $8,625
David M. Salisbury                     None                   None                     None
I. Peter Sedgwick                      None                   None                     None
Madelon DeVoe Talley                 $11,500                  None                   $11,500

---------------
* In addition to the Fund, the "Fund Complex" includes Schroder Capital Funds and Schroder Capital Funds (Delaware) (the successor entities of Schroder Capital Funds, Inc.), and their four series funds, which are the International Equity Fund, the Schroder U.S. Equity Fund, the Schroder U.S. Smaller Companies Fund, and the Schroder Emerging Markets Fund Institutional Portfolio.

+ Mr. Furber resigned from the Board of Directors effective January 31, 1995; Mr. Means was elected to the Board of Directors on February 10, 1995.

               Executive Officers of the Fund. The following table sets forth certain information concerning the executive officers of the Fund. Officers of the Fund are elected and appointed by the Board of Directors of the Fund and hold office until the next annual meeting of the Board of Directors and until such officers' successors are elected and qualify.


                                                                                                    Shares of Common
                                                                                                   Stock of the Fund
    Name, Age and Office                      Principal Occupations                       Officer  Beneficially Owned
        With the Fund                        During Past Five Years                        Since   at March 21, 1996
        -------------                        ----------------------                        -----   -----------------
Laura E. Luckyn-Malone, 43   Managing Director and Director, Schroder Capital Management    11/7/93         1,700
  President and Director     International Inc. and Schroder Capital Management
                             International Ltd. (investment advisers); Director,
                             Schroder Wertheim Investment Services, Inc.;
                             President, Schroder Wertheim Investment Services
                             Trust; since 1995, President and Trustee, Schroder
                             Capital Funds and Schroder Capital Funds (Delaware)
                             (the successor entities of Schroder Capital Funds,
                             Inc.); since 1994, President, Director and
                             Chairman, Schroder Fund Advisors Inc.
                             (broker-dealer).

Mark J. Smith, 34            First Vice President and Director, SCMI and Schroder Capital   11/7/93         None
  Vice President             Management International Ltd.; Vice President and Director,
                             Schroder Fund Advisors Inc.; Trustee, Schroder Capital Funds
                             and Schroder Capital Funds (Delaware) (the successor entities of Schroder Capital Funds, Inc.).

Robert Jackowitz, 29         Comptroller and Vice President, SCMI; Vice President and       11/7/93         None
  Treasurer                  Assistant Treasurer, Schroders Incorporated; Treasurer,
                             Schroder Capital Funds and Schroder Capital Funds
                             (Delaware) (the successor entities of Schroder
                             Capital Funds, Inc.); Treasurer, Schroder Fund
                             Advisors Inc.

Margaret H.                  Secretary, First Vice President and General Counsel, Schroders 11/7/93         185
  Douglas-Hamilton, 54       Incorporated; Secretary, SCMI, Schroder Fund Advisors Inc.,
  Secretary                  Schroder Capital Funds and Schroder Capital Funds (Delaware)
                             (the successor entities of Schroder Capital Funds, Inc.),
                             Schroder Structured Investments Inc., and Schroder Venture
                             Managers Inc.

Heather F. Crighton, 29      Vice President, SCMI and Schroder Capital Management            6/23/94        None
  Vice President             International Ltd.; 1988-1992: Portfolio Manager, Mercantile
                             and General Reinsurance Co.


               At March 21, 1996, the directors and officers of the Fund as a group (11 persons) owned an aggregate of 8,215 shares, less than 1% of the outstanding shares of Common Stock of the Fund.


                         SELECTION OF INDEPENDENT ACCOUNTANTS

               On the recommendation of the Audit Committee, the Board of Directors of the Fund and by separate action a majority of the Independent Directors have unanimously selected the firm of Coopers & Lybrand L.L.P. ("Coopers &

Lybrand") as independent accountants to audit the financial statements of the Fund for the fiscal year ending October 31, 1996. Such selection is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of Coopers & Lybrand.

               Representatives of Coopers & Lybrand are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

               The Fund knows of no direct or indirect financial interest of Coopers & Lybrand in the Fund. Coopers & Lybrand also serves as the independent accountants for other funds advised by SCMI. The Board of Directors of the Fund considered the fact that Coopers & Lybrand has been retained as the independent accountants for these other entities in its evaluation of the ability of Coopers & Lybrand to also function in that capacity for the Fund.

               Ratification of the selection of independent accountants requires the affirmative vote of a majority of all the votes cast at a meeting of the stockholders duly called and at which a quorum is present. Abstentions and broker non-votes will be counted toward the presence of a quorum but will not count as votes cast and therefore will have no effect on the result of the vote. The Board of Directors recommends that stockholders vote FOR ratification of the selection of Coopers & Lybrand as independent accountants.


                               APPROVAL OF AMENDMENT TO
                             INVESTMENT ADVISORY AGREEMENT

               SCMI serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated as of December 21, 1993 (the "Present Agreement"). The Board of Directors has approved an amendment to the fee provisions of the Present Agreement, proposed by SCMI, in order to provide for a reduction in the advisory fee once the Fund exceeds $300 million in net assets. The Board of Directors of the Fund recommends that stockholders vote FOR the approval of the proposed amendment to the Present Agreement (as so amended, the "Amended Agreement"). The Amended Agreement, marked to show changes from the Present Agreement, is attached to this Proxy Statement as Exhibit A.

               At a meeting held on March 15, 1996, the Directors of the Fund, and, separately, the Independent Directors, approved the terms of the Amended Agreement and its adoption, subject to approval by stockholders. The Board of Directors voted to approve submission of the Amended Agreement to the stockholders of the Fund for approval at the 1996 Annual Meeting of Stockholders and to recommend that the stockholders vote for the approval of the Amended Agreement.

               The Amended Agreement provides that the Fund shall pay to SCMI a fee at an annual rate of (i) 1.00% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of liabilities of the Fund) up to and including $300 million; and (ii) 0.85% of the Fund's average weekly net assets in excess of $300 million. The Present Agreement provides for a fee of 1.0% per annum of the value of all the Fund's average weekly assets. Under either Agreement, the net assets for each weekly period are determined by averaging the net assets at the last business day of such weekly period with the net assets at the last business day of the immediately preceding weekly period. Payment is made in arrears to SCMI as of the end of each calendar month.

               In the event the Fund's average weekly net assets grew beyond $300 million, approval of the Amended Agreement would have the effect of reducing the fees payable by the Fund to SCMI in respect of such excess assets. For example, assuming an increase in the Fund's portfolio to an average weekly net asset value of $320 million, the Present Agreement would require an annual fee of $3.2 million (1.0% of the full amount). Under the Amended Agreement, a fee of $3.17 million (1.0% of net assets up to $300 million plus 0.85% of the $20 million in additional net assets) would be required, a total reduction of $30,000. As of March 15, 1996, the average weekly net assets of the Fund were $259 million. There can be no guarantee that the net assets of the Fund will exceed $300 million. If they do not do so, the Fund will not benefit from the amendment to the fee provisions, because the advisory fee will not change for the Fund's net assets up to and including $300 million.

               For the year ended October 31, 1995, the Fund paid advisory fees totaling $2,491,352.00 to SCMI pursuant to the Present Agreement. During such period, the average weekly net assets of the Fund varied but at no time exceeded $269 million. Accordingly, had the Amended Agreement been in effect for such period, the Fund would have paid the same amount of fees to SCMI.

               The directors determined that a reduction in the fees payable to SCMI would be appropriate in respect of average weekly net assets of the Fund in excess of $300 million, based principally on their consideration of the likelihood that the net assets of the Fund could be expected to grow to beyond $300 million in the future. In this regard, the directors considered, among other things, the current net asset value of the Fund; the prospects for increases in the value of the Fund's current investments in light of developments in both the United States and in Asia; and the investment strategies formulated for the Fund by SCMI. The directors also reviewed comparative fee and expense data with respect to other closed-end funds. In addition, the directors took into account that Princeton Administrators, L.P. (the "Administrator"), the Fund's administrator, had undertaken to reduce its fee in proportion to any reduction in the advisory fee payable to SCMI. For a description of the expected reduction in the Administrator's fee, please see "Additional Information," below.

               The directors also considered the possibility that the net assets of the Fund could be increased through a rights offering, noting that a Registration Statement on Form N-2 with respect to a proposed rights offering had been filed with the U.S. Securities and Exchange Commission on February 22, 1996. However, at the Meeting of the Board of Directors on March 15, 1996, at which the Amended Agreement was approved, the directors, after considering, among other things, (i) the present volatility in the Asian markets as well as in the United States and (ii) recent changes in the discount between the market price for shares of the Fund's Common Stock and the Fund's net asset value, determined to defer consideration of the proposed rights offering. No date for such consideration was set. There can be no guarantee that the directors would approve any such offering or transaction and accordingly no guarantee that the Fund will enter into any such offering or transaction.

               In addition, the directors took into account the fact that the Amended Agreement would not affect the fees paid to SCMI based on the average weekly net assets of the Fund as of March 15, 1996, and that it cannot be predicted if or when the net assets of the Fund will exceed $300 million. However, the directors concluded that it would be in the best interest of the Fund and its stockholders to seek approval of the Amended Agreement at the 1996 Annual Meeting of Stockholders.

               The directors also considered that the Amended Agreement and the Present Agreement are substantially identical, other than with respect to the fees to be charged. In this regard, the directors took into account the prior review and approval of the Present Agreement.

               Each quarter, the directors are provided with information reports regarding the Fund relevant to their consideration of the Fund's advisory agreement. These materials have three components. First, financial and investment information provided includes summaries of the cost, value and distribution of assets held by the Fund, valuations of the Fund's component assets, financial statements for the Fund, descriptions of changes in individual Fund investments over time, the amount of brokerage commissions paid to individual brokers, descriptions of the sector diversification of the Fund's investments and security-by-security analysis of the sector weighting of the Fund's investments. Second, the directors are provided with materials pertaining to the performance of the Fund, including the premium/discount history of the price of shares of Common Stock as against the net asset value of such shares, as well as comparisons of Fund performance to appropriate indexes and to other comparable funds. Third, the directors are provided with an investment review that, among other things, describes the investment objectives of the Fund; compares the relative performance of different Asian stock markets; sets forth the Fund's country weightings for its investments, the market return from its investments in each country, and the market price earnings ratios for each country; and lists the ten largest holdings in the Fund's portfolio. The materials may also include SCMI memoranda on the investment outlook in various countries in which the Fund may invest.

               On November 21, 1994, the Board of Directors voted to approve submission of the Present Agreement to the stockholders of the Fund for approval at the Annual Meeting of Stockholders to be held on May 11, 1995, and to recommend that the stockholders vote for the approval of the Present Agreement. At the Annual Meeting of Stockholders held on May 11, 1995, the stockholders voted to approve the Present Agreement. Thereafter, on November 30, 1995, the Board of Directors and, separately, the Independent Directors, voted to continue and approve the Present Agreement.

               In addition to the information described above, matters considered by the Board of Directors and the Independent Directors in connection with their approval of the Present Agreement on November 30, 1995 included the following: (i) the quality of the investment management services provided by SCMI, as well as the nature of SCMI's research and decision-making processes;
(ii) information concerning SCMI's resources, areas of expertise, and the qualifications of SCMI personnel; (iii) the investment performance of the Fund, including comparisons to similar funds and appropriate market indices; (iv) the profits realized by SCMI on the operation of the Fund; (v) consolidated financial statements for SCMI and its subsidiary; (vi) the cost of services performed by SCMI and the methodology and assumptions utilized by SCMI in assessing such costs; and (vii) a comparison of the Fund's expense ratio to that of other funds.

               The directors also took into account the terms of the Present Agreement and the services provided by SCMI, fee data and related matters, including comparisons of advisory and administrative fees charged to other funds, the Fund's policies with respect to portfolio transactions and brokerage, and the possibility of recapture of commissions of portfolio transactions. The directors noted that the Fund has no understanding or arrangement to direct any specific portion of its brokerage to brokerage firms affiliated with SCMI, and that the Fund will not direct brokerage to any of such firms in recognition of research services. Although SCMI may obtain certain benefits from research services from brokers, in light of the markets in which the Fund invests, such benefits are not expected to be significant. For the year ended October 31, 1995, the Fund paid total brokerage commissions of $1,731,825.07. Of that amount, no commissions were paid to brokerage firms affiliated with SCMI, and $161,313.20, or 9.5%, was paid to Merrill Lynch, Pierce, Fenner & Smith, Inc., an affiliate of Merrill Lynch & Co., Inc., the parent of both the Administrator and Middlesex Administrators L.P., the former administrator to the Fund.

               The directors also reviewed the services performed by the Administrator and SCMI in respect of administration of the Fund and communications with the Fund's stockholders.

               Apart from the fee arrangements described above, the provisions of the Present Agreement and the Amended Agreement are the same. SCMI manages the Fund's assets in accordance with the Fund's stated investment objective, policies and restrictions and subject to the supervision of the Fund's Board of Directors. SCMI makes investment decisions on behalf of the Fund, including the selection of, and placement of orders with, brokers, dealers and banks to execute portfolio transactions on behalf of the Fund. SCMI also provides certain other services, reports and advice to the Fund in connection with its investments. SCMI bears all of the expenses necessary to perform its obligations under the Agreements. SCMI also pays the salaries, fees and expenses of such of the Fund's officers and employees, and the fees and expenses of such of the Fund's directors as are directors, officers or employees of SCMI. Otherwise, the Fund pays all of its expenses.

               In the event the operating expenses of the Fund, including amounts payable to SCMI, for any fiscal year of the Fund exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, SCMI will reduce its advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, SCMI will reimburse the Fund in the amount of such excess. During the fiscal year ended on October 31, 1995, the Fund paid to SCMI aggregate investment advisory fees of $2,491,352.00. In addition, the Fund accrued $27,900 in out-of-pocket expenses to be reimbursed to SCMI pursuant to the Present Agreement.

               The Agreements provide that SCMI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of SCMI's obligations and duties under the Agreements. No exculpatory language in the Agreements in any way limits the causes of action and remedies which may, notwithstanding such language, be available to the Fund either under common law fiduciary principles or statutory law principles applicable to fiduciary relationships or under the federal securities laws.

               If approved by the stockholders, the Amended Agreement will become effective on the day following such approval and will continue in effect until the second anniversary of such date. If the Amended Agreement is not approved by the stockholders, the Present Agreement will continue in effect until December 21, 1996. If an Agreement is not terminated prior to its expiration date, it will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved annually by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Board of Directors or of the Fund's outstanding voting securities.

               An Agreement may be terminated at any time, without payment of any penalty, by the Fund either by the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to SCMI, and by SCMI on 60 days' written notice to the Fund. An Agreement will terminate automatically in the event of its assignment, as defined by the Investment Company Act, by either party.

Required Vote

               Approval of the Amended Agreement requires the affirmative vote, at a meeting of the stockholders duly called and at which a quorum is present, of a majority of the Fund's outstanding voting securities, which for purposes of the approval of the Amended Agreement means the affirmative votes of (1) the holders of more than 50% of the outstanding shares of Common Stock of the Fund or (2) the holders of 67% or more of the shares of Common Stock present if more than 50% of the outstanding shares of Common Stock are present at the meeting in person or by proxy, whichever is the less. Abstentions and broker non-votes have the effect of votes against the approval of the Amended Agreement. The Board of Directors recommends that stockholders vote FOR the approval of the Amended Agreement.

SCMI

               SCMI, an investment adviser registered under the Investment Advisers Act of 1940, as amended, was established in 1980 to provide international investment advice to U.S. clients from its New York and London, England offices. Together with its U.K. affiliate, Schroder Capital Management International Ltd., SCMI had over $15.9 billion in assets under management at December 31, 1995, of which approximately $6 billion was invested in the Asian region. SCMI is a wholly-owned indirect subsidiary of Schroders Public Limited Company ("Schroders plc"), the London Stock Exchange-listed holding company of an investment banking and investment management group of companies that dates its origins to 1804. The Schroder group of companies has investment management operations located in 18 countries around the world, including 10 in Asia. At December 31, 1995, these companies had over $100 billion in assets under management for a wide range of investment companies and institutional clients in many nations.

               SCMI has access to an extensive network of research offices, many long established, in Bangkok, Hong Kong, Jakarta, Kuala Lumpur, Singapore, Shanghai, Sydney, Seoul, Taipei, and Tokyo. Each year, these offices research and screen for investment potential more than 1,850 companies in Asia. Of those companies, the investment professionals further develop extensive management contacts, including on-site visits, with over 1,000 companies.

               SCMI advises individuals, trusts, charitable organizations, banks, corporations, funds and pension plans. SCMI offers investment counseling services on both a discretionary and advisory basis. Certain information regarding the directors and principal executive officer of SCMI is set forth below:

        Name                        Principal Occupation
        ----                        --------------------

John S. Ager (1)             Senior Vice President and Director, SCMI

Robert G. Davy (1)           First Vice President and Director, SCMI

Richard R. Foulkes (1)       Deputy Chairman and Director, SCMI

David Gibson (2)             Senior Vice President and Director, SCMI

C. John Govett (1)           Director, SCMI; Chairman, Schroder Investment
                             Management Limited

Sharon L. Haugh (2)          Senior Vice President and Director, SCMI

Jane Lucas (2)               Senior Vice President and Director, SCMI

Laura E. Luckyn-Malone (2)   Managing Director and Director, SCMI; President
                             and Director of the Fund

Gavin D.L. Ralston (1)       Senior Vice President and Director, SCMI

David M. Salisbury* (1)      Chief Executive and Director, SCMI and Schroder
                             Capital Management International Ltd.; Director and
                             Joint Chief Executive, Schroder Investment
                             Management Ltd.; Vice Chairman and Director of the Fund

I. Peter Sedgwick (1)        Vice Chairman, Schroders plc; Chairman and Director
                             of the Fund

Mark J. Smith (1)            First Vice President and Director, SCMI; Vice
                             President of the Fund

John A. Troiano (1)          Managing Director and Director, SCMI


        ------------

        *      Principal executive officer.
        (1) Address: Schroder Capital Management International Inc., 33 Gutter Lane, London, England EC2V 8AS
        (2) Address: Schroder Capital Management International Inc., 787 Seventh Avenue, New York, New York 10019

               SCMI is a New York corporation. Schroders Incorporated owns 100% of the voting securities of SCMI. Schroder International Holdings Limited owns 100% of the voting securities of Schroders Incorporated. Schroders plc owns 100% of the voting securities of Schroder International Holdings Limited. The voting securities of Schroders plc are publicly traded on the London Stock Exchange. Certain of such voting securities are held by the following persons (the "Trustees"):

20.5% by Vincitas Limited, 13.2% by Veritas Limited, and 5.9% by One Forty-Five Limited. To the knowledge of the Fund, no other person holds 5% or more of the voting securities of Schroders plc. The Trustees hold interests as trustees of certain discretionary trusts created by members of the Schroder family. None of the persons for whom such voting securities are held in trust has an absolute interest in any of such securities, since such securities are held in fully discretionary trusts. No individual or organization beneficially owns a 5% or greater interest in any of such trusts, nor does any person or entity other than the Trustees themselves possess direct or indirect 5% control over any of the Trustees.

               The address of SCMI and Schroders Incorporated is 787 Seventh Avenue, New York, New York 10019. The address of each of Schroder International Holdings Limited and Schroders plc is 120 Cheapside, London, England EC2V 6DS. The address of Vincitas Limited, Veritas Limited and One Forty-Five Limited is 22 Church Street, Hamilton, Bermuda HM 11.


                                ADDITIONAL INFORMATION

               The presence at the Meeting, in person or by proxy, of holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Meeting constitutes a quorum for the transaction of business. Shares as to which a valid proxy is signed and returned, including any proxies marked "Withhold" as to the election of directors or "Abstain" as to any other matter, and including any broker non-votes, will be counted as present for purposes of determining the existence of a quorum at the Meeting. "Broker non-votes" with respect to shares of Common Stock are those shares for which a valid proxy has been returned by a broker-dealer firm, as record holder, without casting a vote on non-routine matters for which such firm is not authorized to vote.

               In the absence of a quorum, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting, may adjourn the Meeting sine die or from time to time without further notice to a date not more than 120 days after March 21, 1996. Any business that might have been transacted at the Meeting may be transacted at any such adjourned meeting at which a quorum is present.

               The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New

York Stock Exchange, such broker-dealers may, without instructions from their customers and clients, grant authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

               While the Fund is a Maryland corporation, certain of its directors and officers are non-residents of the United States and have all, or a substantial part, of their assets located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such directors or officers under the federal securities laws of the United States. In addition, such civil remedies as are afforded by the federal securities laws of the United States may not be enforceable in England, the residence of the non-U.S. resident directors and officers of the Fund.

               The Fund's administrator is Princeton Administrators, L.P. (the "Administrator"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The Fund's administrator was formerly Middlesex Administrators L.P. ("Middlesex"). The Administrator, a wholly-owned subsidiary of Merrill Lynch & Co., Inc., merged with Middlesex, another wholly-owned subsidiary of Merrill Lynch, on or about January 26, 1996. The Administrator and the Fund have all of the rights and obligations of Middlesex and the Fund, respectively, under the Administration Agreement made as of December 21, 1993, by and between the Fund and Middlesex. Contingent upon the approval of the Amended Agreement between the Fund and SCMI, the Fund and the Administrator will amend the Administration Agreement to reduce the administrative fees payable to the Administrator in proportion to the reduction in the advisory fee payable to SCMI. Pursuant to such amendment, the fees paid under the Administration Agreement, which are presently paid monthly at the greater of (a) $150,000 per annum ($12,500 per month) or (b) an annual rate of 0.25% of the average weekly net assets of the Fund, would be as follows: the greater of (a) $150,000 per annum or (b) an annual rate of (i) 0.25% of average weekly net assets up to and including $300 million and (ii) 0.22% of average weekly net assets in excess of $300 million.

               The Fund's custodian is The Chase Manhattan Bank, N.A., Global Custody Division, Chase MetroTech Center, Brooklyn, New York 11245. The Fund's transfer agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

               The expense of preparation, printing and mailing the enclosed form of proxy and accompanying Notice of Meeting and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained at its expense Tritech Services to perform certain proxy solicitation services in respect of the Meeting, for a fee of $2,500, together with reimbursement of such firm's expenses. The address of Tritech Services is Four Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854.

               Pursuant to Section 30(f) of the Investment Company Act, officers and directors of the Fund and officers and directors of SCMI are required to file with the SEC reports under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to their beneficial ownership of shares of Common Stock of the Fund. Based solely upon a review of copies of such reports received by it, for its fiscal year ended October 31, 1995, the Fund states that a late filing of a Form 3 initial statement of beneficial ownership was made with respect to the following persons, each of whom, to the knowledge of the Fund, has made such filing and timely made all other required reports with respect to their beneficial ownership of shares of the Fund: Clement J. Govett, a director of SCMI, Jane P. Lucas, Senior Vice President and a director of SCMI, William Means, a director of the Fund, Robert Jackowitz, Treasurer of the Fund, and Catherine A. Mazza, Vice President and Assistant Secretary of the Fund. None of these persons held any shares of Common Stock at the time of their respective filings on Form 3. The Fund believes that for such fiscal year all other required filings were timely made.

               The Fund sends annual and quarterly reports to stockholders. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO STOCKHOLDERS UPON REQUEST TO THE FUND'S ADMINISTRATOR, PRINCETON ADMINISTRATORS, L.P., 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536 (OR CALL 1-800-688-0928).

Proposals of Stockholders

               Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by December 1, 1996.

                                            By Order of the Board of Directors

                                            Margaret H. Douglas-Hamilton
                                                        Secretary


New York, New York
Dated:  March ___, 1996

                                                              Exhibit A
                                                              [Marked to show
                                                              changes from the
                                                              Present Agreement]


                             INVESTMENT ADVISORY AGREEMENT


               Agreement, dated and effective as of _______, 1996, between Schroder Asian Growth Fund, Inc., a Maryland corporation (herein referred to as the "Fund") and Schroder Capital Management International Inc., a New York corporation (herein referred to as the "Investment Adviser").


                                 W I T N E S S E T H:

               WHEREAS, the Fund is a non-diversified closed-end management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

               WHEREAS, the Investment Adviser provides investment advice and is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered with the United Kingdom Investment Management Regulatory Organisation ("IMRO");


               WHEREAS, the Fund has previously retained the Investment Adviser to render investment advisory services to or on behalf of the Fund pursuant to an Investment Advisory Agreement dated and effective as of December 21, 1993 (the "Agreement"); and

               WHEREAS, the Fund and the Investment Adviser desire to amend the Agreement in order to revise the provisions relating to the compensation of the Investment Adviser;


               NOW, THEREFORE, in consideration of the promises and covenants hereinafter contained, the Fund and the Investment Adviser hereby agree as follows:

               1. Engagement of the Investment Adviser. The Fund hereby employs the Investment Adviser to act as the investment adviser to the Fund and to provide the investment advisory services described below, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority hereunder to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

               2. Investment Advisory Services. Subject always to the Fund's Articles of Incorporation, its Bylaws and its registration statement filed on Form N-2 with the SEC, as such registration statement may be amended from time to time (the "Registration Statement"), the Investment Adviser shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund consistent with the Fund's investment objective, policies and restrictions. In the performance of its duties hereunder, the Investment Adviser shall:

               (a) determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash;

               (b) make decisions for the Fund with respect to foreign currency matters and foreign exchange contracts, having regard to foreign exchange controls, if any;

               (c) advise the Fund in connection with policy decisions to be made by its Board of Directors or any committee thereof with respect to its investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies;

               (d) submit such reports relating to the valuation of the Fund's securities as the Fund's Board of Directors or the Fund's administrator may reasonably request;

               (e) place orders for the purchase, sale or exchange of portfolio assets for the Fund's accounts with brokers or dealers selected by the Investment Adviser; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers the Investment Adviser shall seek to obtain execution and pricing within the policy guidelines established by the Fund's Board of Directors and set forth in the Registration Statement of the Fund as in effect from time to time;

               (f) provide information in the possession of the Investment Adviser to the Fund's administrator as the Fund's administrator may request to maintain and preserve the records required by the Investment Company Act;

               (g) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Investment Adviser may deem necessary or useful in the discharge of its duties hereunder; and

               (h) from time to time, or at any time requested by the Fund's Board of Directors, make reports to the Fund concerning its performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund.

               3.  Allocation of Charges and Expenses.

               (a) The Investment Adviser shall pay for maintaining its staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, maintain the office space, facilities, equipment and personnel that are reasonably necessary to carry out its obligations hereunder. In addition, the Investment Adviser shall pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's share of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Investment Adviser, provided, however, that the Fund, and not the Investment Adviser, shall bear out-of-pocket travel expenses of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof.

               (b) The Fund assumes and shall pay or cause to be paid fees to the Investment Adviser and the Fund's administrator and all other expenses of the Fund including, without limitation: (i) charges and expenses of any custodian, subcustodian or depositary appointed by the Fund for the safekeeping of its cash, securities or property and fees and expenses of any transfer agent, dividend paying agent and registrar for the Fund; (ii) charges and expenses of accounting and auditing; (iii) expenses and fees associated with registering and qualifying securities issued by the Fund for sale with the SEC and in various states and foreign jurisdictions and expenses of preparing share certificates and other expenses in connection with the issuance, offering or underwriting of securities issued by the Fund, including stock exchange listing fees and freight insurance and other charges in connection with the shipment of the Fund's portfolio securities; (iv) expenses of stationery, preparing, printing and distributing reports, notices and dividends and other documents to the Fund's shareholders, including, without limitation, expenses of tender offers for and repurchases of securities issued by the Fund, in each case, to the extent not borne by the Fund's administrator; (v) interest on any indebtedness of the Fund;
(vi) governmental fees and taxes of the Fund, including any stock transfer tax payable on a portfolio security of the Fund; (vii) brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; (viii) costs of directors' and officers' insurance and fidelity bonds; (ix) compensation and expenses of the directors who are not interested persons of the Investment Adviser, including out-of-pocket travel expenses; (x) costs and expenses incidental to holding meetings of the Board of Directors, or any committees thereof, or meetings of shareholders including out-of-pocket travel expenses of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at such meetings; (xi) fees for legal, auditing and consulting services and litigation expenses, including settlement or arbitration costs;
(xii) dues and expenses incurred in connection with membership in investment company organizations and expenses relating to investor and public relations; and (xiii) costs, expenses and fees incurred in connection with obtaining, maintaining, refinancing or repaying indebtedness. It is understood that the organizational, offering and marketing expenses, including accounting, legal and printing expenses and registration fees incurred by the Investment Adviser on behalf of the Fund in connection with the initial public offering of the Fund's securities will be reimbursed to the Investment Adviser by the Fund within the limitations set forth in the Prospectus of the Fund contained in the Fund's Registration Statement.


               4.  Compensation of the Investment Adviser.

               (a) For the services rendered, the equipment and facilities furnished and expenses assumed by the Investment Adviser, commencing on the date of effectiveness hereof, the Fund shall pay in arrears to the Investment Adviser as of the end of each calendar month a fee in U.S. dollars at an annual rate of
(i) 1.00% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of liabilities of the Fund) up to and including $300 million; and (ii) 0.85% of the Fund's average weekly net assets in excess of $300 million. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The net assets for each weekly period are determined by averaging the net assets at the last business day of such weekly period with the net assets at the last business day of the immediately preceding weekly period. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the relevant month as a percentage of the total number of days in such month in order to permit the fee to be calculated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the average net asset value at the close of each succeeding week until it is again determined.

               (b) Expense Limitations. In the event the operating expenses of the Fund, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its management fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs, including settlement or arbitration costs, and any indemnification related thereto) paid or payable by the Fund. Whenever the expenses of the Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the management fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

               5.  Limitation of Liability of the Investment Adviser.

               (a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article 5, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers and employees of the Investment Adviser as well as that corporation itself.

               (b) The Investment Adviser shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, war, riot, or damage caused by nature or due to other events for which it is not responsible (e.g., strike, lock-out or losses caused by the imposition of foreign exchange controls, expropriation of assets or other acts of domestic or foreign authorities).

               (c) The presence of exculpatory language in this Agreement shall not be deemed by the Fund, the Investment Adviser or any other party appointed pursuant to this Agreement, including without limitation any custodian, as in any way limiting causes of action and remedies which may, notwithstanding such language, be available to the Fund either under common law or statutory law principles applicable to fiduciary relationships or under the federal securities laws.

               6.  Other Activities of the Investment Adviser and its
                   Affiliates.

               (a) Nothing herein contained shall prevent the Investment Adviser or any of its affiliates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to that of the Fund; and it is specifically understood that officers, directors and employees of the Investment Adviser and its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and to other investment advisory clients. When other clients of the Investment Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by the Investment Adviser to be equitable to the Fund and such clients.

               (b) The Investment Adviser reserves the right to grant the use of the name "SCHRODER," or any derivative thereof, to any other investment company or business enterprise. The Investment Adviser reserves the right to withdraw from the Fund the use of the name "SCHRODER" and the use of its registered service mark; at such time of withdrawal of the right to use the name "SCHRODER," the Investment Adviser agrees that the question of continuing this Agreement may be submitted to a vote of the Fund's shareholders. In the event of such withdrawal or the termination of this Agreement, for any reason, the Fund will, on the written request of the Investment Adviser, take such action as may be necessary to change its name and eliminate all reference to the word "SCHRODER" in any form, and will no longer use such registered service mark.

               7. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the effective date of this Agreement first set forth above and from year to year thereafter, but only so long as such continuance is approved at least annually by (a) the vote of a majority of the directors of the Fund who are not parties to the Agreement or interested persons of the Investment Adviser or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for the purpose of voting on such approval, and (b) the vote of either (i) the Board of Directors of the Fund or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may be terminated at any time, without payment of any penalty, by the Fund either by the vote of Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Investment Adviser, and by the Investment Adviser on sixty (60) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment by either party. In interpreting the provisions of this
Section 7, the definitions contained in Section 2(a) of the Investment Company Act (particularly the definitions of "assignment," "interested person" and "voting security") shall be applied.

               8. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by the vote of: (a) the Board of Directors, including a majority of the directors who are not parties to the Agreement or interested persons of the Investment Adviser or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for the purpose of voting on such approval and (b) a majority of the outstanding voting securities of the Fund.

               9. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by fax, with hard copy to follow, and shall be effective upon receipt. Notices and communications shall be given: (a) to the Fund at c/o Schroder Capital Management International Inc., 787 Seventh Avenue, 29th Floor, New York, New York l00l9, Attention: Laura E. Luckyn- Malone and (b) to the Investment Adviser at the same address.

               10. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

               11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               The Investment Adviser confirms that the Fund is a "business Customer" as defined by IMRO and is being treated with the same standard of care as an employee benefit plan subject to regulation under the Employment Retirement Income Security Act of 1974, as amended.

               The Fund confirms that it has been provided with independent legal advice on this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            SCHRODER ASIAN GROWTH
                                               FUND, INC.


                                            By:_________________________
                                               Name:
                                               Title:


                                            SCHRODER CAPITAL MANAGEMENT
                                               INTERNATIONAL INC.


                                            By:_________________________
                                               Name:
                                               Title:

                        SCHRODER ASIAN GROWTH FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                  Annual Meeting of Stockholders - May 15, 1996

The undersigned stockholder of Schroder Asian Growth Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Ms. Laura E. Luckyn- Malone and Mr. I. Peter Sedgwick and each of them, as the proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 787 Seventh Avenue, Fourth Floor Auditorium, New York, New York 10019, on May 15, 1996 at 2:30 p.m., Eastern time, and at any adjournment or postponement thereof and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of notice of the meeting and of the accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed on the reverse side.


        PLEASE VOTE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


 HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

 -------------------------                  -------------------------

 -------------------------                  -------------------------

 -------------------------                  -------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                             With-   For All
                                        For  hold    Except
1)  The election of Directors;          [ ]   [ ]      [ ]

    Nominees:

    Class I Directors (to serve until the 1999 Annual Meeting of
    Stockholders):

         Peter E. Guernsey, I. Peter Sedgwick

         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares voted for the remaining nominee.

                                                For  Against  Abstain
2)  Ratification of the selection of Coopers
    & Lybrand L.L.P. as independent
    accountants for the fiscal year ending
    October 31, 1996;

                                                For  Against  Abstain
3)  Approval of the amended investment          [ ]    [ ]      [ ]
    advisory agreement between Schroder
    Asian Growth Fund, Inc. and Schroder
    Capital Management International Inc.;

4) The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting or any adjournments thereof.




--------------------------------------------------------------------------------

Please be sure to sign and date this Proxy.   Mark box at right if comments or
Please sign exactly as your name or names     address change have been noted on
appear on this Proxy. When signing as         the reverse side of this card.
attorney, executor, administrator, trustee                                   [ ]
or guardian, please give your full title as such.



                                                   Date
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Shareholder sign here               Co-owner sign here
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